SUPPLEMENT

DATED MAY 11, 2012 TO

HARTFORD ADVISERS HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2012

The Board of Directors of Hartford Series Fund, Inc. has approved a change in the name of Hartford Advisers HLS Fund (the “Fund”).  Accordingly, as of June 29, 2012, the name of the Fund will be changed to “Hartford Balanced HLS Fund.”

Effective June 29, 2012, the above referenced Prospectus and Summary Prospectus are revised as follows:

On the front cover, the Fund’s name is changed to Hartford Balanced HLS Fund and conforming changes are made throughout.

This Supplement should be retained with your Prospectus for future reference.